UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 19, 2007
(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC
(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-00 47th Avenue Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 937-5765
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2007, Sirona Dental Systems, Inc. (the "Company") and J.P. Morgan Europe Limited (the “Facility Agent”) entered into an Amendment Letter (the “Amendment Letter”) to that certain Senior Facilities Agreement (the "Senior Facilities Agreement") with the Company as original guarantor, with Schick Technologies, Inc. as original borrower and original guarantor, with Sirona Dental Systems GmbH, as original borrower and original guarantor, with Sirona Dental Services GmbH, as original borrower and original guarantor, with Sirona Dental Systems LLC as original guarantor, with Sirona Holding GmbH as original guarantor, with Sirona Immobilien GmbH as original guarantor, and with J.P. Morgan PLC and UBS Limited as mandated lead arrangers, JPMorgan Chase Bank, N.A. and UBS Limited as original lenders, and with J.P. Morgan Europe Limited acting as Facility Agent, dated November 22, 2006.

Interest payable on each senior facility is the aggregate of the applicable margin, LIBOR or, in relation to any loan in Euro, EURIBOR, and mandatory costs, if any. The applicable margin will vary based on the ratio of consolidated total net debt to consolidated adjusted EBITDA, each as defined in the Senior Facilities Agreement (such ratio, the “Debt Cover”). The applicable margins for Facilities A1 and A2 and the Revolving Facility are as follows:

Relevant Debt Cover Ratio	Margin %

Great than 3.5: 1.0	0.90
Equal to or less than 3:5:1 but greater than 3.:1	0.75
Equal to or less than 3:1 but greater than 2.5:1	0.65
Equal to or less than 2.5:1 but greater than 2:1	0.55
Equal to or less than 2:1	0.45

The Amendment Letter also revises the financial covenant of the Company to maintain a specified Debt Cover at relevant periods to 4.00:1 for the period ending March 31, 2007, 3.75:1 for the period ending September 30, 2007, 3.50:1 for the period ending March 31, 2008, 3:00:1 for the period ending September 30, 2008, 2.75:1 for the period ending March 31, 2009 and 2.50:1 when measured thereafter.

The Amendment Letter also revises the definition of “Change in Control.”

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment Letter, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1

Amendment Letter between Sirona Dental Systems, Inc. and J.P. Morgan Europe Limited, dated January 19, 2007, to the Senior Facilities Agreement among Sirona Dental Systems, Inc., Schick Technologies, Inc., Sirona Dental Systems GmbH, Sirona Dental Services GmbH, Sirona Dental Systems LLC, Sirona Holding GmbH, Sirona Immobilien GmbH, J.P. Morgan PLC, UBS Limited, JPMorgan Chase Bank, N.A., and J.P. Morgan Europe Limited, dated November 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date:	January 25, 2007	By:	/s/ Gregory Leahy
Gregory Leahy Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment Letter between Sirona Dental Systems, Inc. and J.P. Morgan Europe Limited, dated January 19, 2007, to the Senior Facilities Agreement among Sirona Dental Systems, Inc., Schick Technologies, Inc., Sirona Dental Systems GmbH, Sirona Dental Services GmbH, Sirona Dental Systems LLC, Sirona Holding GmbH, Sirona Immobilien GmbH, J.P. Morgan PLC, UBS Limited, JPMorgan Chase Bank, N.A., and J.P. Morgan Europe Limited, dated November 22, 2006.